Exhibit C
Rule 24 Reporting Requirement No. 5


------------------------------------------------ -------------- ------------------------------------
    DISSOLUTIONS, STOCK OWNERSHIP CHANGES,           DATE                     REASON
        INCORPORATIONS, ETC.(1)
------------------------------------------------ -------------- ------------------------------------
            Previously unreported:
------------------------------------------------ -------------- ------------------------------------
Wind Systems Management, LLC                     07/12/2004     Incorporated
------------------------------------------------ -------------- ------------------------------------
Napoleonville Storage Company Limited            10/12/2004     Abandoned
Partnership
------------------------------------------------ -------------- ------------------------------------
Triveni Zond Private Limited                     04/20/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
OEC Nigeria Limited                              05/24/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Houston Economic Opportunity Fund, L.P.          06/07/2005     Sold
------------------------------------------------ -------------- ------------------------------------
Houston Economic Opportunity Fund II, L.P.       06/07/2005     Sold
------------------------------------------------ -------------- ------------------------------------
Enron Australia Energy Holdings Ltd.             06/30/2005     Struck from Register
------------------------------------------------ -------------- ------------------------------------
Pelican Bidder Cayman Limited                    06/30/2005     Struck from Register
------------------------------------------------ -------------- ------------------------------------

------------------------------------------------ -------------- ------------------------------------
Reporting period 07/01/2005 - 09/30/2005:
------------------------------------------------ -------------- ------------------------------------
Enron Middle East Ltd.                           07/05/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
BT Resources LLC                                 07/06/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
ECT Espana Limited                               07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Broadband Services Marketing Limited       07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Capital & Trade Resources Limited          07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Broadband Services UK Limited              07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Coal Services Limited                      07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Credit Limited                             07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Direct Limited                             07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Energy Services Engineering U.K. Limited   07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Energy Services Limited                    07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Europe Limited                             07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Europe Severnside Limited                  07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Gas & Petrochemicals Trading Limited       07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Gas Processing (U.K.) Limited              07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Metals & Commodity Limited                 07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Metals Brokers Limited                     07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Metals Energy Limited                      07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Metals Far East Limited                    07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Power Operations Limited                   07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron SB 2                                       07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------

------------------------
* In some cases, an associate company transferred or sold was not wholly-owned by Enron. "Abandoned" entities have no ongoing business purpose and no (or minimal) assets, and Enron will not take any further activity with respect to such entities.


                                        1



------------------------------------------------ -------------- ------------------------------------
Enron SB 3 Limited                               07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Shareblock Limited                         07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Keresforth Three Limited                         07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Man and Machine (North West) Limited             07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
NEPCO Europe Limited                             07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Rassau Power Limited                             07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Teesside Gas Processing Limited                  07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
TME Northern Limited                             07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
TME Torpy Limited                                07/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Azurix Ecopreneur Holdings S.R.L.                07/08/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Energia Eficiente de Mexico Holding, S. de       07/08/2005     Abandoned
R.L. de C.V.
------------------------------------------------ -------------- ------------------------------------
Energia Eficiente de Mexico Operaciones, S. de   07/08/2005     Abandoned
R.L. de C.V.
------------------------------------------------ -------------- ------------------------------------
Energia Eficiente de Mexico Servicios, S. de     07/08/2005     Abandoned
R.L. de C.V.
------------------------------------------------ -------------- ------------------------------------
OEC Mexico, S. de R.L. de C.V.                   07/08/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
OEC Services, S. de R.L. de C.V.                 07/08/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Wallerscote Power Operations Limited             07/08/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Energy Caribbean Finance Company                 07/14/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron (China) Limited                            07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron (HK) Limited                               07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Energie GmbH                               07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Energy Services Italy S.r.l.               07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Europe Liquids Processing                  07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Italia S.r.l.                              07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Metals (Deutschland) GmbH (in formation)   07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Metals Magyarorszag Eromu Epito Kft.       07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Power M.E.P.E.                             07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Sideriver Investments Limited                    07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Teesside Power Limited                           07/15/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
McGarret XI, L.L.C.                              07/20/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
LNG Power I, L.L.C.                              07/20/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
LNG Power II, L.L.C.                             07/20/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Europe Power 1 Limited                     07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Guc Santralleri Isletme Limited Sirketi    07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron LPG Italy S.r.l.                           07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Power Operations Teesside Limited                07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Hogan Exploration, L.L.C.                        07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Red Rock Energy, L.L.C.                          07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Statordyne LLC                                   07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Syntroleum/Sweetwater Company, L.L.C.            07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
The Terradyne Group LLC                          07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------


                                        2



------------------------------------------------ -------------- ------------------------------------
CA Energy Development I, LLC                     07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
CA Energy Development II, LLC                    07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Capital & Trade Resources Singapore Pte    07/22/2005     Abandoned
Ltd.
------------------------------------------------ -------------- ------------------------------------
Enron Energia Castellana de Generacion, S.L.     07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Energy Services Portugal, Lda.             07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Teesside Power Holdings Limited                  07/22/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron (Bermuda) Limited                          07/25/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Duck Lake International A.V.V.                   07/25/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Gaza International Ltd.                    07/26/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Gaza Power Private Limited Company         07/26/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Palestine Inc.                             07/26/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Gas Construction Limited                   07/26/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Big Island VIII, L.L.C.                          07/28/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Marianas Energy Company LLC                      07/28/2005     Sold
------------------------------------------------ -------------- ------------------------------------
Enron MHC India Development Ltd.                 07/28/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Electric Sao Paulo C.V.                    07/29/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Electric Mato Grosso do Sul C.V.           07/29/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Power Investments, Inc.                    08/01/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
IWECO S.A.                                       08/01/2005     Liquidated
------------------------------------------------ -------------- ------------------------------------
ACCROSERV SRL                                    08/02/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Energie Schweitz Gmbh                      08/02/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Energy Services Spain, S.L.                08/02/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Energy Services Sverige AB                 08/02/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Transborder Supply Services Ltd.                 08/02/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
McGarret VI, L.L.C.                              08/03/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
East Java Funding Corp. B.V.                     08/05/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron EES Acquisition I Corp.                    08/09/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Woodlark, L.P.                                   08/10/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Broadband Services Asia B.V.               08/10/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Ceska Republika B.V                        08/10/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Hrvatska Development B.V.                  08/10/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
OEC Mexico Operations, L.L.C.                    08/11/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Directo, S.L.                              08/12/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Keresforth Two Limited                           08/12/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
SBI 3 Limited                                    08/12/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Teesside Gas Transportation Limited              08/12/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Centro Oeste Gas e Servicos Ltda.                08/15/2005     Acquired by Prisma
------------------------------------------------ -------------- ------------------------------------
European Commercial Finance S.a.r.l.             08/16/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
TCTJB XI, Inc.                                   08/18/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
NEPCO Power Construction do Brasil Ltda.         08/19/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
ECT Development & Funding                        08/19/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Ilijan Power Corporation                         08/19/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Australia Finance Pty Limited              08/19/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Maguey VPP, LLC                                  08/24/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------


                                        3



------------------------------------------------ -------------- ------------------------------------
Enron Energia Sud S.r.l.                         08/24/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
JJB-I Asset, L.L.C.                              08/25/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
JJB-II Asset, L.L.C.                             08/25/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Caxios Limited                                   08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enrici Power Marketing Limited                   08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Broadband Services Italy S.r.l.            08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Capital & Trade Resources International    08/25/2005     Abandoned
Corp. - Singapore Branch
------------------------------------------------ -------------- ------------------------------------
Enron Energy Services France S.A.S.              08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Europe Power 3 Limited                     08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron International Energy (Asia) Pte. Ltd.      08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Metals & Commodity (Canada) Inc.           08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Metals (Malta) Limited                     08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Metals German Holding GmbH                 08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Metals Luxembourg S.a.r.l.                 08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron MHC LNG India Ltd.                         08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Power Construction Company - Mexico        08/25/2005     Abandoned
Branch
------------------------------------------------ -------------- ------------------------------------
EnronEnergo Holdings Ltd.                        08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Lurgi Bamag do Brasil Ltda.                      08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Metallgesellschaft (Guernsey) Limited            08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
MG Metals Fund Limited                           08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
P.T.East Java Power Corp.                        08/25/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Red Salamander Limited Company                   08/26/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Iguana Limited Company                           08/26/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Bearded Dragon Limited Company                   08/26/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Chuckwalla Limited Company                       08/26/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Azurix Misiones Holdings Ltd.                    08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Azurix Misiones Ltd.                             08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Energy Caribbean Finance Company                 08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Enron (UFEN) Generadora Ltd.                     08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Enron Americas Limited                           08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Enron Fuels Services Holding Ltd.                08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Enron India Telecom Ltd.                         08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Enron International Chengdu Power Holdings Ltd.  08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Enron International CMI Ltd.                     08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------


                                        4



------------------------------------------------ -------------- ------------------------------------
Enron LNG Power (Atlantic) Ltd.                  08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Enron Mato Grosso do Sul Investments Ltd.        08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Enron Sao Paulo Investments Ltd.                 08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Enron Wind Cayman Holding Corp.                  08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Enron Wind Cayman Holding Honduras Ltd.          08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Multiva Holdings, Ltd.                           08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Southern Brazil Electric Holdings Ltd.           08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Southwest Brazil Electric Holdings Ltd.          08/30/2005     Dissolved (to be Struck from
                                                                Register on 12/31/2005)
------------------------------------------------ -------------- ------------------------------------
Agave VPP, LLC                                   08/31/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Colombia Transportation B.V.               09/01/2005     Liquidated
------------------------------------------------ -------------- ------------------------------------
ECT Funding L.L.C.                               09/02/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
ECT International L.L.C.                         09/02/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
HoustonStreet Exchange, Inc.                     09/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
SII Espana 5 B.V.                                09/06/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Brazil Development C.V.                    09/07/2005     Liquidated
------------------------------------------------ -------------- ------------------------------------
ENA CLO I Trust                                  09/07/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
EOC Holdings, L.L.C.                             09/08/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Capital & Trade Resources International    09/09/2005     Abandoned
Corp., USA filial Sverige (Trade name: Enron
Nordic Energy - Swedish Branch of ECTRIC)
------------------------------------------------ -------------- ------------------------------------
Enron Energia Catalana de Generacion             09/09/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Penn Specialty Chemicals, Inc.                   09/09/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Direct Canada Corp.                        09/15/2005     Abandoned (in receivership)
------------------------------------------------ -------------- ------------------------------------
Enron Direct Limited Partnership                 09/15/2005     Abandoned (in receivership)
------------------------------------------------ -------------- ------------------------------------
Enron Americas Energy Services, Inc.             09/16/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Teesside Power Financing Limited                 09/16/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Trenron Limited                                  09/16/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
iPartnersCo., Ltd.                               09/19/2005     Ownership transferred to Prisma
                                                                Energy Global Services Ltd.
------------------------------------------------ -------------- ------------------------------------
EOC Management, L.L.C.                           09/21/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
PGH Leasing LLC                                  09/21/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
The BMP Team, L.L.C.                             09/21/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
KCSE Star, LLC                                   09/21/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Star VPP LP                                      09/21/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Oneida Leasing, inc.                             09/21/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Energy Services Process Technologies,      09/21/2005     Dissolved
Inc.
------------------------------------------------ -------------- ------------------------------------


                                        5



------------------------------------------------ -------------- ------------------------------------
TCTJB III, Inc.                                  09/21/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Energy Services Mexico Holding Co.         09/21/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Market Claims Trading Corp.                09/22/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Broadband Services Asia/Pacific Pte Ltd    09/27/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Broadband Services Espana S.L.             09/27/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Broadband Services Hong Kong Limited       09/27/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Teesside Operations Limited                09/27/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Masada OxyNol LLC                                09/27/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Pencor Masada OxyNol, LLC                        09/27/2005     Abandoned
------------------------------------------------ -------------- ------------------------------------
Enron Middle East Ltd.                           09/30/2005     Struck from Register
------------------------------------------------ -------------- ------------------------------------
LNG Power IV Limited                             09/30/2005     Struck from Register
------------------------------------------------ -------------- ------------------------------------
LNG Power VI Limited                             09/30/2005     Struck from Register
------------------------------------------------ -------------- ------------------------------------
Mescalito Ltd.                                   09/30/2005     Struck from Register
------------------------------------------------ -------------- ------------------------------------


                                        6